Exhibit 32.2

CERTIFICATION

I, Robert K. Reynolds, Executive Vice President, Chief Operating Officer and Chief Financial Officer, of Leiner Health Products Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 24, 2005, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 7, 2006

/s/ Robert K. Reynolds
Name: Robert K. Reynolds
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer